UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2024, the stockholders of Longeveron Inc. (the “Company”) approved a proposal at a special meeting of stockholders (the “Special Meeting”) to amend the Company’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s Class A common stock, par value $0.001 per share and Class B common stock, par value $0.001 per share (collectively, the Company’s “Common Stock”), at a ratio between one-for-five (1:5) and one-for-fifteen (1:15), without reducing the authorized number of shares of Common Stock. On March 19, 2024, the Company’s Board of Directors approved a final reverse stock split ratio of one-for-ten (1:10). Following such approval, the Company filed a certificate of amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split, with an effective time of 11:59 p.m., Eastern Time on March 26, 2024.

As a result of the reverse stock split, every ten shares of the Company’s Common Stock, whether issued and outstanding or held by the Company as treasury stock, will automatically be combined and converted (without any further act) into one share of fully paid and nonassessable share of Common Stock. No fractional shares will be issued in connection with the reverse stock split. Each fractional share of Common Stock that would otherwise be issued as a result of the reverse stock split will be rounded up to the nearest whole share of Common Stock.

The new CUSIP number for the Company’s Class A common stock following the reverse stock split is 54303L 203. The Company’s Class A common stock will open for trading under the new CUSIP number on the Nasdaq Capital Market on March 27, 2024 on a split-adjusted basis under the current ticker symbol “LGVN.”

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1(a) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 19, 2024, the Company issued a press release announcing the one-for-ten (1:10) reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
3.1(a)	Certificate of Amendment to Certificate of Incorporation of Longeveron Inc. (furnished herewith).
99.1	Press Release dated March 19, 2024 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: March 19, 2024	/s/ Lisa A. Locklear
	Name:	Lisa A. Locklear
	Title:	Chief Financial Officer

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